UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2010

Date of reporting period: December 1, 2009 — May 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Semiannual report
5|31|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New York
Tax Exempt
Income Fund

Semiannual report
5 | 31 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16
Shareholder meeting results	38

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy is on the mend, albeit at a slower pace than we would like. Economic growth continues despite the serious national debt issues of a handful of European nations. In the United States, the outlook is one of guarded optimism, with most economists agreeing that a second recession is unlikely and that growth will continue for the balance of the year.

During the spring and early summer, volatility returned to both fixed-income and equity markets. Compared with the solid rebound of 2009, the investment environment for 2010 has become somewhat more challenging — one that requires analysis, insight, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

About the fund

Seeking a high level of tax-free income for New York investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam New York Tax Exempt Income Fund seeks to capitalize on investment opportunities in New York by investing in bonds across a range of sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by the resources of Putnam’s fixed-income organization and by its analysts’ ongoing, rigorous research. Once a bond has been purchased, the managers monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing:
The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:
The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2010.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance
snapshot

Annualized total return (%) comparison as of 5/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

Thalia Meehan

Municipals bonds posted solid gains for
much of 2009. How did the fund perform
over the recent semiannual period?

Throughout 2009, municipal bonds trended higher, but performance was sometimes choppy along the way. July through September 2009 was a particularly strong period for the market, and at the end of the year — as the fund’s semiannual period began — investors took profits, sending bond prices lower. Since then, the municipal bond market has been much less volatile, and as a result, returns have been flatter. For the six months ended May 31, 2010, Putnam New York Tax Exempt Income Fund’s class A shares returned 4.46%, outperforming the 3.60% return of its benchmark, the Barclays Capital Municipal Bond Index, and the 4.40% average return of its peers in the Lipper New York Municipal Debt Funds category.

Looking back, 2009 was a very unusual period for the municipal bond market. On the heels of the Lehman Brothers collapse in late 2008, municipal bond prices became totally disconnected from their fundamental value. Eventually the market corrected, and municipal bonds rallied sharply, first in the spring of 2009 and then again in the fall.

By early 2010, however, the financial markets encountered new concerns — chief among them the growing European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus funds around the globe, and how this process would affect growth. Despite these head winds, municipal bonds delivered positive returns for the six-month period.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

What other factors influenced the municipal
bond market during the period?

Build America Bonds — or “BABs” — continued to have a significant impact on the municipal market. The program began in early 2009 as a part of the federal government’s stimulus package and allows states and municipalities to issue bonds in the taxable market, providing them with access to a wider range of investors. The federal government in turn subsidizes a portion of the interest payments, currently 35%, and the result has been lower financing costs for states. From April 15, 2009, through May 31, 2010, $100.5 billion worth of BABs had entered the market, or an average of $7.4 billion per month.

The end result of the BABs program has been a reduction in the supply of tax-free municipal bonds in the market, which has led to improved supply/demand dynamics. The program has been popular with issuers and investors alike, and the U.S. House of Representatives recently passed legislation that would extend the program for another two years, albeit at a lower subsidy. We expect the Senate will pass similar legislation, and we continue to monitor the situation closely.

The debate and ultimate passage of health-care reform this spring also provided an interesting backdrop for municipal bond investors. We think that the legislation should be positive for the tax-exempt bond market, because it contains a 3.8% tax on capital gains, unearned interest, and dividends for individuals with income over $200,000 or households with income over $250,000. Municipal bond income would not be subject to the tax, thereby increasing the relative attractiveness of tax-exempt funds. This is in addition to the increases for the top federal tax rate, the dividend tax rate, and the long-term capital gains rate, which will

Credit quality overview

Credit qualities are shown as a percentage of portfolio market value as of 5/31/10. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit qualities are included for portfolio securities and are not included for derivative instruments and cash.

likely occur when the Bush Administration tax cuts expire at the end of 2010 — making municipal bonds even more attractive for tax-sensitive investors.

“There are a number of forces keeping
interest rates stable, notably the
reduced supply of tax-free securities
on the market.”

Thalia Meehan

The fund’s holdings in health care are primarily concentrated in not-for-profit hospitals and long-term care. We think these sectors should benefit as the health-care law expands demand by extending coverage to an additional 32 million Americans, leading to fewer uninsured patients draining resources without producing revenue. Although hospitals will likely face more regulations and some payment cuts, the increase in volume of insured individuals could offset the negative impacts of the new health-care laws.

Which types of holdings helped and
which types hurt performance during the
12-month period?

Rather than focus on individual holdings, it is more relevant to focus on entire sectors and investment themes. As I mentioned, during the period, the credit markets began to stabilize and investors’ appetite for risk returned. As a result, lower-quality bonds outperformed their higher-quality counterparts. New York City Industrial Development Agency Special Airport Facilities revenue bonds were one such example. These bonds were rated BBB– and secured by JFK airport revenue streams. Another similarly rated holding that rallied sharply was our position in Puerto Rico Aqueduct and Sewer Authority revenue bonds.

As for holdings that detracted from the fund’s relative returns, some of our higher-quality positions lagged the overall market. Two such examples were our two positions in New York City Municipal Water and Sewer Financial Authority revenue bonds, one of which was

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

prerefunded and both of which were rated AAA. While these holdings produced positive returns over the past six months, they lagged the market as a whole.

What is your outlook for the overall
municipal bond market?

Although the economy appears to be in better condition today than it was six months or even a year ago, areas of potential concern remain. Volatility returned to stock and bond markets this spring and summer, aggravated by growing concerns over sovereign debt problems within the eurozone. Unemployment remains persistently high, while consumer and business spending have been sporadic, and as a result, many states have continued to face significant budget shortfalls.

The real risk this poses to municipal bond investors is not of defaults, the likelihood of which we believe remains extremely low, but of rising interest rates and falling prices. Should further signs of growth or employment gains materialize later this year, the Fed [Federal Reserve Board] may shift into a tightening mode and raise interest rates to head off inflationary pressures. That said, there are a number of countervailing forces helping to keep interest rates stable in the near term, notably the reduced supply of tax-free securities on the market as a result of the BABs program. In addition, the prospect of tax-rate increases associated with the recent health-care bill and the expiration of the Bush Administration’s tax cuts on January 1, 2011, has helped to buoy demand for municipal bonds. As states are now passing budgets for their upcoming fiscal years, negative headlines could lead to patches of volatility.

With regard to the fund, we’re seeking to manage this risk through our research-driven approach, by carefully scrutinizing the municipal market for diverse investment opportunities at attractive valuations.

Thank you, Thalia, for your time and
insights today.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals and may differ from the summary information above.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

IN THE NEWS

Moody’s Investors Service has begun to recalibrate the way it rates state and municipal bonds. Moody’s is revising the ratings to ensure they are comparable for all bond issuers, including corporations. Moody’s revised ratings are intended to indicate average levels of default and loss that are roughly consistent across sectors and geography, according to the credit rating agency’s statement. Moody’s, which rates about 70,000 state and municipal bond issues, anticipates that most state and local government long-term municipal ratings will experience an upward shift. Most revenue bonds will not have their ratings changed. The impact of the measure on the value of municipal bond funds is difficult to predict, but it is likely to be positive for municipal bond prices over the long term.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	7.05%	6.89%	6.27%	6.27%	6.18%	6.18%	6.65%	6.52%	7.08%

10 years	67.33	60.71	57.16	57.16	54.38	54.38	62.47	57.32	68.41
Annual average	5.28	4.86	4.62	4.62	4.44	4.44	4.97	4.64	5.35

5 years	21.00	16.17	17.41	15.47	16.29	16.29	19.32	15.44	21.75
Annual average	3.89	3.04	3.26	2.92	3.06	3.06	3.60	2.91	4.01

3 years	14.05	9.43	11.88	8.88	11.32	11.32	13.05	9.32	14.73
Annual average	4.48	3.05	3.81	2.88	3.64	3.64	4.17	3.01	4.69

1 year	10.15	5.67	9.47	4.47	9.26	8.26	9.84	6.27	10.38

6 months	4.46	0.27	4.14	–0.86	4.06	3.06	4.30	0.96	4.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 5/31/10

		Lipper New York Municipal Debt Funds
	Barclays Capital Municipal Bond Index	category average*

Annual average (life of fund)	7.57%	6.92%

10 years	77.43	64.60
Annual average	5.90	5.10

5 years	24.71	19.00
Annual average	4.52	3.53

3 years	16.75	11.90
Annual average	5.30	3.80

1 year	8.52	10.73

6 months	3.60	4.40

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/10, there were 98, 94, 87, 85, 72, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/10

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.179378		$0.152211	$0.146263	$0.167492		$0.188546

Capital gains [2]	—		—	—	—		—

Total	$0.179378		$0.152211	$0.146263	$0.167492		$0.188546

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

11/30/09	$8.36	$8.71	$8.35	$8.36	$8.37	$8.65	$8.36

5/31/10	8.55	8.91	8.54	8.55	8.56	8.85	8.56

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.18%	4.01%	3.54%	3.40%	3.90%	3.77%	4.40%

Taxable equivalent 4(a)	7.06	6.78	5.98	5.75	6.59	6.37	7.44

Taxable equivalent 4(b)	7.36	7.06	6.23	5.99	6.87	6.64	7.75

Current 30-day SEC yield [5]	N/A	3.45	2.95	2.81	N/A	3.20	3.80

Taxable equivalent 4(a)	N/A	5.83	4.99	4.75	N/A	5.41	6.42

Taxable equivalent 4(b)	N/A	6.07	5.19	4.95	N/A	5.63	6.69

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes (a) maximum 40.83% combined federal income tax and New York state 2010 personal income tax rates or (b) maximum 43.20% combined federal, New York state, and New York City 2010 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	7.02%	6.86%	6.25%	6.25%	6.15%	6.15%	6.62%	6.49%	7.05%

10 years	62.34	55.82	52.61	52.61	49.83	49.83	57.78	52.60	63.38
Annual average	4.96	4.54	4.32	4.32	4.13	4.13	4.67	4.32	5.03

5 years	20.13	15.40	16.48	14.56	15.51	15.51	18.39	14.56	20.91
Annual average	3.74	2.91	3.10	2.76	2.93	2.93	3.43	2.76	3.87

3 years	14.31	9.75	12.25	9.25	11.58	11.58	13.43	9.67	14.99
Annual average	4.56	3.15	3.93	2.99	3.72	3.72	4.29	3.12	4.77

1 year	10.84	6.45	10.31	5.31	9.95	8.95	10.66	7.04	11.24

6 months	3.71	–0.44	3.39	–1.61	3.31	2.31	3.56	0.25	3.97

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/09*	0.76%	1.39%	1.54%	1.04%	0.54%

Annualized expense ratio for the six-month period
ended 5/31/10	0.76%	1.39%	1.54%	1.04%	0.54%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam New York Tax Exempt Income Fund from December 1, 2009, to May 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.87	$7.07	$7.83	$5.30	$2.76

Ending value (after expenses)	$1,044.60	$1,041.40	$1,040.60	$1,043.00	$1,047.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2010, use the following calculation method. To find the value of your investment on December 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.83	$6.99	$7.75	$5.24	$2.72

Ending value (after expenses)	$1,021.14	$1,018.00	$1,017.25	$1,019.75	$1,022.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2010, Putnam employees had approximately $335,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 5/31/10 (Unaudited)

Key to abbreviations
AGM Assured Guaranty Municipal Corporation	FNMA Coll. Federal National Mortgage
AGO Assured Guaranty, Ltd.	Association Collateralized
AMBAC AMBAC Indemnity Corporation	FRN Floating Rate Notes
Cmnwlth. of PR Gtd. Commonwealth of	G.O. Bonds General Obligation Bonds
Puerto Rico Guaranteed	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHA Insd. Federal Housing Administration Insured	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.1%)*	Rating**	Principal amount	Value

Guam (0.3%)
Territory of Guam Rev. Bonds (Section 30), Ser. A,
Guam Govt., 5 5/8s, 12/1/29	BBB–	$3,850,000	$4,024,213

			4,024,213
New York (88.3%)
Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Albany Med. Ctr.), 6s, 5/1/29	BBB+/P	1,460,000	1,352,690
(Charitable Leadership), Ser. A , 6s, 7/1/19	Caa1	3,000,000	2,593,320
(Albany College of Pharmacy), Ser. A,
5 5/8s, 12/1/34	BBB–	700,000	685,874
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	BBB+	1,000,000	1,013,990
(St. Peter’s Hosp.), Ser. D, 5 3/8s, 11/15/32	BBB+	4,205,000	4,142,892
(Albany College of Pharmacy), Ser. A,
5 3/8s, 12/1/24	BBB+/F	1,300,000	1,298,050
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/32	BBB+	2,100,000	2,035,341
(St. Peters Hosp.), Ser. E, 5 1/4s, 11/15/32	BBB+	1,000,000	969,210
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/27	BBB+	3,000,000	2,993,130
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	3,000,000	2,996,010

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	2,000,000	2,064,660

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (GoodShepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	587,451

Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
(Dunkirk Pwr.), 5 7/8s, 4/1/42	BB+	4,000,000	4,116,960

Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Arnot Ogden Med. Ctr.)
5s, 11/1/34	A3	1,300,000	1,290,874
Ser. A, 5s, 11/1/29	A3	3,250,000	3,265,015

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	AAA	5,000,000	5,545,250
5 3/4s, 5/1/25	AAA	10,330,000	11,612,263

Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl.
Paper Co.), Ser. A, 6.15s, 4/1/21	BBB	1,065,000	1,068,089

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

New York cont.
Geneva, Indl. Dev. Agcy. Rev. Bonds (Hobart &
William Smith), Ser. A, 5 3/8s, 2/1/33	A	$4,500,000	$4,550,175

Hempstead Town, Local Dev. Corp. Rev. Bonds
(Molloy College), 5 3/4s, 7/1/39	BBB+	2,500,000	2,571,050
(Adelphi U.), Ser. B, 5 1/4s, 2/1/39	A	1,500,000	1,570,005
(Adelphi U.), Ser. B, 5s, 2/1/34	A	3,000,000	3,104,250

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, AMBAC, 5s, 2/15/47	A2	2,500,000	2,438,250

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/29	B+/P	1,250,000	1,035,725

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5 1/2s, 10/1/37	A1	4,010,000	4,196,184

Livingston Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Nicholas H. Noyes Memorial Hosp.),
5s, 7/1/10	BB	290,000	289,913

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A3	3,500,000	3,975,300
Ser. A, 5 1/8s, 9/1/29	A3	5,000,000	5,049,750
Ser. A, AMBAC, 5s, 9/1/29	A3	7,500,000	7,689,525
AGM, zero %, 6/1/28	AAA	2,510,000	1,173,525

Madison Cnty., Indl. Dev. Agcy. Rev. Bonds
(Colgate U.), Ser. A, 5s, 7/1/23	Aa3	5,090,000	5,300,217

Metro. Trans. Auth. Rev. Bonds, Ser. A
5s, 11/15/37	A2	15,000,000	15,073,650
FGIC, NATL, 5s, 11/15/26	A2	5,000,000	5,260,050
5s, 11/15/22	A2	6,000,000	6,493,920

Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	9,698,760
Ser. A, AGM, 5 1/4s, 11/15/24	AAA	5,000,000	5,257,700
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,790,788
Ser. B, NATL, 5s, 11/15/24	AA	3,000,000	3,225,480

Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O, 5 3/4s, 7/1/13 (Prerefunded)	AAA	12,820,000	13,597,789
Ser. A , NATL, 5 1/2s, 1/1/20	Aa3	1,000,000	1,065,380
(Trans. Fac.), Ser. O, 5 1/2s, 7/1/17 (Prerefunded)	AAA	24,345,000	29,150,946

Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Highland Hosp. Rochester), 5s, 8/1/25	A2	495,000	497,648

Nassau Cnty., G.O. Bonds, Ser. A, FGIC, NATL,
6s, 7/1/13	Aa3	1,000,000	1,142,970

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst.), Ser. A, 6 1/4s, 11/1/21	Baa1	410,000	420,644
(North Shore Hlth. Syst.), Ser. B, 5 7/8s, 11/1/11	Baa1	375,000	382,264
(Inst. of Tech.), Ser. A, 4 3/4s, 3/1/26	BBB+	1,710,000	1,717,832

Nassau Cnty., Tobacco Settlement Corp. Rev. Bonds,
Ser. A-2, stepped-coupon 5 1/4s, 6/1/26 ††	BBB	6,640,000	6,569,218

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put Bonds
(Solid Waste Disp.), Ser. A, 5.45s, 11/15/12	Baa2	1,000,000	1,027,790

Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. D,
5.55s, 11/15/24	Baa2	3,000,000	3,099,570

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

New York cont.
Niagara Falls, City School Dist. COP (High School
Fac.), AGM
5s, 6/15/28	AAA	$1,490,000	$1,436,792
5s, 6/15/23	AAA	3,965,000	3,968,410

NY City, G.O. Bonds
Ser. B, NATL, 6 1/2s, 8/15/11	Aa2	13,675,000	14,653,583
Ser. B, 5 3/4s, 8/1/16	Aa2	1,000,000	1,086,220
Ser. J-1, 5s, 5/15/33	Aa2	10,000,000	10,492,500
Ser. C, AGM, 5s, 1/1/23	AAA	10,000,000	10,788,900
Ser. N, 5s, 8/1/20	Aa2	1,000,000	1,092,430
Ser. M, 5s, 4/1/20	Aa2	6,775,000	7,363,612
Ser. I-1, 5s, 4/1/19	Aa2	1,215,000	1,347,423

NY City, City Muni. Fin. Auth. Rev. Bonds (Wtr. &
Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	6,004,336

NY City, City Transitional Fin. Auth. Rev. Bonds
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/29	Aa3	5,000,000	5,295,000
Ser. E, 5s, 2/1/28	Aaa	8,885,000	9,261,813
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/25	Aa3	3,000,000	3,233,970

NY City, Cultural Resource Rev. Bonds (Museum
of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,748,185

NY City, Cultural Resource VRDN (Lincoln Ctr.),
Ser. A-1, 0.25s, 12/1/35	VMIG1	5,000,000	5,000,000

NY City, Hlth. & Hosp. Corp. Rev. Bonds (Hlth. Syst.),
Ser. A , 5 3/8s, 2/15/26	Aa3	300,000	305,262

NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B–/P	2,600,000	2,610,764
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AAA	1,000,000	1,159,380
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	BB/P	8,050,000	8,107,075
(Brooklyn Navy Yard Cogen. Partners),
6.2s, 10/1/22	BB	5,000,000	4,519,600
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BB	2,190,000	1,799,085
(Queens Baseball Stadium — Pilot), AMBAC,
5s, 1/1/24	Ba1	3,500,000	3,415,650

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	Ba2	3,400,000	3,413,192
(Staten Island U. Hosp.), Ser. B, 6 3/8s, 7/1/31	Ba2	1,000,000	1,003,880
(Bronx Pkg. Dev. Co., LLC), 5 3/4s, 10/1/37	B/P	3,000,000	2,489,100
(United Jewish Appeal), Ser. A, 5 1/4s, 7/1/23	Aa1	2,545,000	2,713,810
(St. Francis College), 5s, 10/1/34	A–	1,000,000	1,009,220
(Horace Mann School), NATL, 5s, 7/1/28	A	7,000,000	7,031,010

NY City, Indl. Dev. Agcy. Civic Fac. VRDN (CASA),
0.25s, 3/1/20	A–1+	1,155,000	1,155,000

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
(Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	9,095,000	8,187,956
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	3,700,000	3,306,024

NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,834,305

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB–	$2,050,000	$1,497,956

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. B, FGIC, U.S. Govt. Coll., 7 1/2s, 6/15/11
(Prerefunded)	AAA	3,490,000	3,621,294
Ser. B, FGIC, U.S. Govt. Coll., 7 1/2s, 6/15/11
(Prerefunded)	Aaa	1,085,000	1,125,818
Ser. EE, 5 1/4s, 6/15/40	AA+	10,000,000	10,790,200
(Second Generation Resolution), Ser. GG-1,
5 1/4s, 6/15/32	AA+	6,000,000	6,535,320
Ser. D, 5s, 6/15/37	AAA	6,000,000	6,265,440
Ser. G, AGM, 5s, 6/15/34	AAA	500,000	509,020
Ser. B, AMBAC, 5s, 6/15/28	AAA	5,000,000	5,307,500

NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, FGIC, NATL, 5s, 7/15/31	Aa3	10,500,000	10,955,700
Ser. S-5, 5s, 1/15/30	Aa3	3,375,000	3,578,378

NY City, Trust for Cultural Resources VRDN
(Lincoln Ctr.), Ser. A-2, 0.26s, 12/1/35	VMIG1	5,500,000	5,500,000

NY Cntys., Tobacco Trust II Rev. Bonds (Tobacco
Settlement), 5 3/4s, 6/1/43	BBB	7,000,000	6,513,500

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement)
6s, 6/1/43	BBB	1,300,000	1,254,825
5 3/4s, 6/1/33	BBB	3,500,000	3,438,680

NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A,
5s, 6/1/38	BBB	7,250,000	6,142,998

NY State Rev. Bonds (Homeowner Mtge.), Ser. 156,
5.2s, 10/1/28	Aa1	5,500,000	5,710,375

NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13	Aa3	5,875,000	6,849,428
(Mount Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25	A2	2,750,000	2,783,165
(State U. Edl. Fac.), Ser. A, AGM, 5 7/8s, 5/15/17	AAA	8,950,000	10,514,192
(Brooklyn Law School), 5 3/4s, 7/1/33	Baa1	1,000,000	1,097,740
(Winthrop Nassau U.), 5 3/4s, 7/1/28	Baa1	3,250,000	3,316,723
(Schools PG — Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	A/P	1,340,000	1,357,581
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	32,385,000	37,141,385
(City U.), Ser. A, 5 5/8s, 7/1/16	Aa3	15,600,000	17,714,892
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	10,315,430
(North Shore Long Island Jewish Group), Ser. A,
5 1/2s, 5/1/37	A–	11,500,000	11,883,755
(North Shore Long Island Jewish Group), Ser. E,
5 1/2s, 5/1/33	A–	2,000,000	2,068,200
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	1,600,000	1,613,872
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	4,115,790
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	2,750,000	2,794,935
(Manhattan Marymount), 5 1/4s, 7/1/29	Baa2	2,000,000	2,025,840
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	4,300,000	4,834,533
(Mount Sinai School of Medicine), 5 1/8s, 7/1/39	A3	15,000,000	15,200,400
(Siena College), 5 1/8s, 7/1/39	A3	6,000,000	6,124,200

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(School Dist. Fin. Program), Ser. C, AGO,
5 1/8s, 10/1/36	AAA	$3,380,000	$3,602,911
(Yeshiva U.), 5s, 9/1/38	AA	2,500,000	2,616,625
(Cornell U.), Ser. C, 5s, 7/1/37	Aa1	1,850,000	1,975,227
(Mental Hlth.), Ser. E, NATL, 5s, 2/15/35	Aa3	2,510,000	2,550,762
(L I Jewish), Ser. A, 5s, 11/1/34	Baa1	1,800,000	1,789,866
(Memorial Sloan-Kettering Ctr.), Ser. 1, 5s, 7/1/34	Aa2	13,500,000	13,820,085
(Rochester U.), Ser. A, 5s, 7/1/34	Aa3	6,000,000	6,141,840
(School Dist. Fin. Program), Ser. C, AGO,
5s, 10/1/31	AAA	2,000,000	2,147,880
(Yeshiva U.), AMBAC, 5s, 7/1/30	Aa3	3,000,000	3,034,710
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, AMBAC,
5s, 2/15/30	AA–	9,665,000	10,049,570
(Montefiore Hosp.), FGIC, FHA Insd., NATL,
5s, 8/1/29	A	9,510,000	9,852,931
(NYU), Ser. A, FGIC, NATL, 5s, 7/1/29	Aa3	6,705,000	6,929,282
(Yeshiva U.), AMBAC, 5s, 7/1/26	Aa3	2,700,000	2,736,666
Ser. A, NATL, 5s, 10/1/25	A1	750,000	797,993
(Albany), Ser. A-1, AGM, FHA Insd., 5s, 8/15/25	AAA	1,500,000	1,586,490
(Columbia U.), Ser. B, 5s, 7/1/24	Aaa	2,000,000	2,103,500
(Columbia U.), Ser. B, 5s, 7/1/23	Aaa	2,000,000	2,107,240
(Columbia U.), Ser. B, 5s, 7/1/22	Aaa	3,000,000	3,169,020
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	7,070,696
(Columbia U.), Ser. B, 5s, 7/1/21	Aaa	2,000,000	2,117,700
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/20	Baa2	4,000,000	4,098,760
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	A2	835,000	835,868
(Colgate U.), NATL, 4 3/4s, 7/1/28	Aa3	10,000,000	10,084,700

NY State Dorm. Auth. Lease Rev. Bonds (State U.
Dorm. Facs.), Ser. A, NATL, 5s, 7/1/24	Aa2	1,000,000	1,041,780

NY State Dorm. Auth. Non-State Supported Debt
(Memorial Sloan-Kettering Ctr.), Ser. A1, 5s, 7/1/36	Aa2	5,690,000	5,935,524

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	11,000,000	10,732,260
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	Baa2	4,130,000	4,257,741
(NYU), Ser. A, AMBAC, 5s, 7/1/32	Aa3	3,000,000	3,171,870
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	8,000,000	8,248,240
(NYU), Ser. B, 5s, 7/1/29	Aa3	6,530,000	7,051,616
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	1,900,000	1,978,755
(Columbia U.), Ser. C, 5s, 7/1/26	AAA	6,980,000	7,709,480
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26	Baa2	1,000,000	1,010,050
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5s, 5/1/26	Baa1	4,000,000	4,091,280
(St. Johns U.), Ser. A, NATL, 5s, 7/1/24	A	2,385,000	2,527,671
(St. Johns U.), Ser. A, NATL, 5s, 7/1/23	A	3,935,000	4,192,821
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22	Baa2	1,000,000	1,022,080

NY State Dorm. Auth. Personal Income Tax Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,658,200
Ser. A, 5s, 3/15/28	AAA	10,000,000	10,872,900
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,586,844

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. State Supported Debt
Rev. Bonds
(2007-1 Mental Hlth. Svcs.), Ser. D, AGM, U.S.
Govt. Coll., 5 1/4s, 8/15/30 (Prerefunded)	AAA	$240,000	$242,383
(2007-2 Mental Hlth. Svcs.), Ser. D, AGM,
5 1/4s, 8/15/30	AAA	520,000	521,477
(City U.), Ser. B, 5s, 7/1/26	AA–	5,000,000	5,296,050
(State U. Dorm Fac.), Ser. E, 5s, 7/1/23	Aa2	3,000,000	3,250,470

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	12,400,000	12,398,388

NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aa1	10,000,000	10,743,900
(State Clean Wtr. & Drinking Revolving Fund),
Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,725,850
(State Clean Wtr. & Drinking Revolving Fund),
Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,430,450

NY State Env. Fac. Corp. Poll. Control Rev. Bonds
(State Wtr. Revolving Fund)
Ser. A, 7 1/2s, 6/15/12	Aaa	20,000	20,087
Ser. B, 6.65s, 9/15/13	Aaa	2,540,000	2,547,061

NY State Env. Fac. Corp. State Clean Wtr. & Drinking
Rev. Bonds
Ser. C, 5s, 10/15/35	Aaa	5,000,000	5,264,000
(NYC Muni. Wtr. Fin.), 5s, 6/15/29	Aaa	13,590,000	14,408,118

NY State Hsg. Fin. Agcy. Rev. Bonds (Affordable
Hsg.), Ser. B, 4.85s, 11/1/41	Aa2	2,600,000	2,612,974

NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	A1	11,740,000	12,171,562
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/28	AA	3,000,000	3,206,160
Ser. H, FGIC, NATL, 5s, 1/1/28	A1	1,235,000	1,313,348
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/27	AA	4,000,000	4,295,400
(Second Generation Hwy. & Bridge Trust Fund),
Ser. A, 5s, 4/1/25	AA	4,000,000	4,296,040
(Gen. Hwy. & Bridge Trust Fund), Ser. A, NATL,
5s, 4/1/22	Aa2	2,000,000	2,141,300

NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA–	9,500,000	10,524,005
(Clarkson Ctr.), 5 1/2s, 1/1/20	Aa3	1,685,000	1,878,977
(Clarkson Ctr.), 5 1/2s, 1/1/15	Aa3	3,345,000	3,636,182
(Syracuse U. ), 5 1/2s, 1/1/15	Aa3	2,000,000	2,123,120
Ser. B-1, 5s, 3/15/36	AAA	11,000,000	11,673,310
Ser. A-1, FGIC, NATL, 5s, 3/15/29	AAA	6,565,000	6,818,672
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,426,150
Ser. B, 5s, 1/1/27	AA–	7,000,000	7,380,030

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,000,000	954,820

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

New York cont.
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	B/P	$3,200,000	$2,729,024
7s, 8/1/21	B/P	2,300,000	2,109,744

Port Auth. NY & NJ Rev. Bonds
Ser. 124, 5s, 8/1/31	Aa2	1,000,000	1,000,610
FGIC, NATL, 4 3/4s, 10/15/28	Aa2	7,000,000	7,135,170

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	500,000	501,655

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	3,100,000	2,745,763

Rensselaer, City School Dist. COP, SGI
5s, 6/1/21	A–/P	2,010,000	2,042,220
5s, 6/1/20	A–/P	1,150,000	1,173,863
5s, 6/1/19	A–/P	1,345,000	1,379,271
5s, 6/1/18	A–/P	1,180,000	1,218,834

Riverhead, Indl. Dev. Agcy. Civic Fac. VRDN
(Central Suffolk Hosp.), Ser. C, 0.27s, 7/1/17	VMIG1	1,795,000	1,795,000

Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, NATL
5s, 10/15/26	AAA	7,000,000	7,530,110
5s, 10/15/25	AAA	16,425,000	17,717,648

Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Saratoga Hosp.), Ser. B, 5 1/8s, 12/1/27	BBB+	1,000,000	970,220

Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	1,983,429

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (Seneca Meadows, Inc.),
6 5/8s, 10/1/13	BB–	2,000,000	2,011,640

St. Lawrence Cnty., Indl. Dev. Civic Fac. Rev. Bonds
(Clarkson U.)
5s, 7/1/25	A3	1,985,000	2,043,299
5s, 7/1/24	A3	1,890,000	1,954,770

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.), 5 1/2s, 1/1/23	BB+/P	2,000,000	1,768,500

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	460,000	463,303
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	2,050,000	2,053,444
(Huntington Hosp.), Ser. B, 5 7/8s, 11/1/32	Baa1	2,700,000	2,742,498
(Inst. of Tech.), 5s, 3/1/26	BBB+	1,900,000	1,933,554

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	BB–/P	4,200,000	4,299,456
(Jefferson’s Ferry), 5s, 11/1/15	BBB–	975,000	983,687
(Jefferson’s Ferry), 4 5/8s, 11/1/16	BBB–	1,000,000	976,930

Suffolk, Tobacco Asset Securitization Corp. Rev.
Bonds, Ser. B, 5 3/8s, 6/1/28	BBB+/F	8,625,000	8,218,849

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

New York cont.
Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. —
Jewish Home), Ser. A
7 3/8s, 3/1/31	B+/P	$2,800,000	$2,621,052
7 3/8s, 3/1/21	B+/P	800,000	786,232

Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN
(Syracuse U. )
Ser. A-2, 0.24s, 12/1/37	VMIG1	2,500,000	2,500,000
Ser. A-1, 0.24s, 7/1/37	VMIG1	2,785,000	2,785,000

Tobacco Settlement Rev. Bonds
(Asset Backed Bonds), Ser. 1, 5 3/4s, 7/15/32
(Prerefunded)	Aaa	4,250,000	4,716,310
Ser. 1, 5s, 6/1/34	BBB	3,500,000	3,025,995

Tobacco Settlement Asset Securitization Corp., Inc.
of NY Rev. Bonds, Ser. 1, 5s, 6/1/26	BBB	500,000	481,345

Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-1,
5 1/2s, 6/1/18	Aa3	1,000,000	1,067,490

Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. C, 5s, 11/15/29	Aa2	5,000,000	5,377,700
AMBAC, 5s, 11/15/28	Aa3	13,000,000	13,684,450
Ser. A, 5s, 11/15/23	Aa2	1,000,000	1,098,630

Troy, Cap. Res. Corp. Rev. Bonds (Rensselaer
Polytechnic), Ser. A, 5 1/8s, 9/1/40	A	5,000,000	5,101,500

Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds (Guiding Eyes for the Blind), 5 3/8s, 8/1/24	BBB+	965,000	963,504

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds
5 1/8s, 6/1/38	BBB	5,060,000	4,371,385
5s, 6/1/26	BBB	2,000,000	1,925,380

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B–	2,000,000	1,998,100
(Sarah Lawrence College), Ser. A, 6s, 6/1/41	BBB+	2,500,000	2,614,825

			1,025,590,996
Puerto Rico (8.9%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 1/2s, 5/15/39	BBB	3,750,000	3,263,475

Cmnwlth. of PR, G.O. Bonds
Ser. A, 5 1/4s, 7/1/34	A3	1,000,000	993,200
(Pub. Impt.), NATL, 5 1/4s, 7/1/18	A	4,750,000	5,091,858

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa1	13,500,000	14,177,025
6s, 7/1/38	Baa1	3,750,000	3,965,888

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	A3	3,000,000	3,027,930
Ser. RR, FGIC, NATL, 5s, 7/1/24	A	6,500,000	6,675,500

Cmnwlth. of PR, Hsg. Fin. Corp. Rev. Bonds, Ser. B,
GNMA Coll., FNMA Coll., FHLMC Coll., 4.45s, 6/1/27	Aaa	45,000	45,000

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. AA, NATL, 5 1/2s, 7/1/20	A2	1,000,000	1,091,280
Ser. AA, NATL, 5 1/2s, 7/1/19	A2	3,000,000	3,258,690
Ser. AA, 5s, 7/1/35	A2	2,105,000	2,054,943

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. K, 5s, 7/1/21	A3	$2,000,000	$2,049,440
Ser. K, 5s, 7/1/17	A3	3,000,000	3,154,830

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	6,250,000	6,307,875

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/25	A3	2,225,000	2,320,119

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Rev. Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/23	A3	3,000,000	3,190,080

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. M, Cmnwlth. of PR Gtd.,
6 1/4s, 7/1/23	A3	3,425,000	3,906,658
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 1/8s, 7/1/23	A3	6,500,000	7,233,655
Ser. Q, Cmnwlth. of PR Gtd., 5 5/8s, 7/1/39	A3	4,000,000	4,040,840
(Govt. Fac.), Ser. N, Cmnwlth. of PR Gtd.,
5 1/2s, 7/1/20	A3	2,250,000	2,389,200

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A
6s, 8/1/42	A1	8,000,000	8,716,640
AMBAC, zero %, 8/1/47	Aa3	20,000,000	2,031,400
NATL, zero %, 8/1/43	Aa3	8,150,000	1,069,117
zero %, 8/1/31	A+	8,500,000	2,363,935
zero %, 8/1/30	A+	8,500,000	2,516,170

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24	Baa1	8,000,000	8,070,000

			103,004,748
Virgin Islands (0.6%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	3,000,000	3,168,540
Ser. A-1, 5s, 10/1/39	Baa2	3,325,000	3,259,564

			6,428,104

TOTAL INVESTMENTS

Total investments (cost $1,086,774,020)			$1,139,048,061

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2009 through May 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,160,556,411.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

The rates shown on FRN, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	16.4%
Utilities	13.5
State government	13.3
Health care	12.6

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	12.4%

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,139,048,061	$—

Totals by level	$—	$1,139,048,061	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,086,774,020)	$1,139,048,061

Cash	90,511

Interest and other receivables	18,633,146

Receivable for shares of the fund sold	1,862,348

Receivable for investments sold	4,380,000

Total assets	1,164,014,066

LIABILITIES

Distributions payable to shareholders	1,687,441

Payable for shares of the fund repurchased	488,009

Payable for compensation of Manager (Note 2)	435,722

Payable for investor servicing fees (Note 2)	50,883

Payable for custodian fees (Note 2)	7,431

Payable for Trustee compensation and expenses (Note 2)	232,840

Payable for administrative services (Note 2)	3,744

Payable for distribution fees (Note 2)	440,890

Other accrued expenses	110,695

Total liabilities	3,457,655

Net assets	$1,160,556,411

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,120,017,897

Undistributed net investment income (Note 1)	1,439,128

Accumulated net realized loss on investments (Note 1)	(13,174,655)

Net unrealized appreciation of investments	52,274,041

Total — Representing net assets applicable to capital shares outstanding	$1,160,556,411

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,092,476,074 divided by 127,742,103 shares)	$8.55

Offering price per class A share (100/96.00 of $8.55)*	$8.91

Net asset value and offering price per class B share ($18,748,769 divided by 2,196,329 shares)**	$8.54

Net asset value and offering price per class C share ($42,982,083 divided by 5,027,518 shares)**	$8.55

Net asset value and redemption price per class M share ($1,799,869 divided by 210,324 shares)	$8.56

Offering price per class M share (100/96.75 of $8.56)***	$8.85

Net asset value, offering price and redemption price per class Y share
($4,549,616 divided by 531,783 shares)	$8.56

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations Six months ended 5/31/10 (Unaudited)

INTEREST INCOME	$28,361,087

EXPENSES

Compensation of Manager (Note 2)	2,561,658

Investor servicing fees (Note 2)	304,957

Custodian fees (Note 2)	14,561

Trustee compensation and expenses (Note 2)	42,709

Administrative services (Note 2)	31,168

Distribution fees — Class A (Note 2)	1,148,236

Distribution fees — Class B (Note 2)	88,484

Distribution fees — Class C (Note 2)	199,580

Distribution fees — Class M (Note 2)	4,542

Other	169,684

Fees waived and reimbursed by Manager (Note 2)	(45,723)

Total expenses	4,519,856

Expense reduction (Note 2)	(4,114)

Net expenses	4,515,742

Net investment income	23,845,345

Net realized gain on investments (Notes 1 and 3)	1,226,458

Net unrealized appreciation of investments during the period	24,344,257

Net gain on investments	25,570,715

Net increase in net assets resulting from operations	$49,416,060

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/10*	Year ended 11/30/09

Operations:
Net investment income	$23,845,345	$46,057,986

Net realized gain (loss) on investments	1,226,458	(2,841,693)

Net unrealized appreciation of investments	24,344,257	104,120,388

Net increase in net assets resulting from operations	49,416,060	147,336,681

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(5,725)	(275,813)

Class B	(103)	(8,627)

Class C	(165)	(8,020)

Class M	(10)	(497)

Class Y	(18)	(274)

From tax-exempt net investment income
Class A	(22,599,494)	(44,339,924)

Class B	(376,401)	(1,017,382)

Class C	(688,497)	(1,118,626)

Class M	(36,012)	(74,601)

Class Y	(82,801)	(86,183)

Redemption fees (Note 1)	2,029	106

Increase (decrease) from capital share transactions (Note 4)	19,009,683	(24,310,162)

Total increase in net assets	44,638,546	76,096,678

NET ASSETS

Beginning of period	1,115,917,865	1,039,821,187

End of period (including undistributed net investment
income of $1,439,128 and $1,383,009, respectively)	$1,160,556,411	$1,115,917,865

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio of	investment
	Net asset value,		and unrealized	Total from	From net	From net			Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain	Total	Redemption	value, end	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss)	investments	operations	income	on investments	distributions	fees [a]	of period	value (%) [b]	(in thousands)	assets (%) [c]	net assets (%)	turnover (%)

Class A
May 31, 2010 **	$8.36	.18	.19	.37	(.18)	—	(.18)	—	$8.55	4.46 *	$1,092,476	.38 *[d]	2.12 *[d]	2.46 *
November 30, 2009	7.60	.35	.77	1.12	(.36)	—	(.36)	—	8.36	14.96	1,051,532	.80 [d]	4.35 [d]	18.18
November 30, 2008	8.53	.36	(.93)	(.57)	(.36)	— [a]	(.36)	—	7.60	(6.85)	977,845.80		4.31	31.10
November 30, 2007	8.73	.36	(.19)	.17	(.36)	(.01)	(.37)	—	8.53	2.15	1,078,570.80		4.23	17.89
November 30, 2006	8.70	.36	.12	.48	(.36)	(.09)	(.45)	—	8.73	5.70	1,094,460.79		4.20	11.30
November 30, 2005	8.84	.35	(.05)	.30	(.35)	(.09)	(.44)	—	8.70	3.36	1,148,135.79		3.98	12.91

Class B
May 31, 2010 **	$8.35	.15	.19	.34	(.15)	—	(.15)	—	$8.54	4.14 *	$18,749	.70 *[d]	1.80 *[d]	2.46 *
November 30, 2009	7.59	.30	.76	1.06	(.30)	—	(.30)	—	8.35	14.26	22,589	1.44 [d]	3.74 [d]	18.18
November 30, 2008	8.52	.30	(.92)	(.62)	(.31)	— [a]	(.31)	—	7.59	(7.46)	30,751	1.44	3.66	31.10
November 30, 2007	8.72	.31	(.19)	.12	(.31)	(.01)	(.32)	—	8.52	1.51	45,515	1.44	3.60	17.89
November 30, 2006	8.69	.31	.12	.43	(.31)	(.09)	(.40)	—	8.72	5.01	61,671	1.44	3.55	11.30
November 30, 2005	8.83	.31	(.06)	.25	(.30)	(.09)	(.39)	—	8.69	2.85	83,500	1.44	3.33	12.91

Class C
May 31, 2010 **	$8.36	.15	.19	.34	(.15)	—	(.15)	—	$8.55	4.06 *	$42,982	.77 *[d]	1.73 *[d]	2.46 *
November 30, 2009	7.60	.28	.77	1.05	(.29)	—	(.29)	—	8.36	14.08	36,839	1.59 [d]	3.55 [d]	18.18
November 30, 2008	8.53	.29	(.92)	(.63)	(.30)	— [a]	(.30)	—	7.60	(7.60)	28,618	1.59	3.52	31.10
November 30, 2007	8.73	.29	(.18)	.11	(.30)	(.01)	(.31)	—	8.53	1.30	13,735	1.59	3.43	17.89
November 30, 2006	8.70	.29	.12	.41	(.29)	(.09)	(.38)	—	8.73	4.85	10,785	1.59	3.40	11.30
November 30, 2005	8.84	.28	(.06)	.22	(.27)	(.09)	(.36)	—	8.70	2.54	10,472	1.59	3.18	12.91

Class M
May 31, 2010 **	$8.37	.17	.19	.36	(.17)	—	(.17)	—	$8.56	4.30 *	$1,800	.52 *[d]	1.98 *[d]	2.46 *
November 30, 2009	7.60	.32	.78	1.10	(.33)	—	(.33)	—	8.37	14.77	1,875	1.09 [d]	4.06 [d]	18.18
November 30, 2008	8.54	.33	(.93)	(.60)	(.34)	— [a]	(.34)	—	7.60	(7.23)	1,719	1.09	4.01	31.10
November 30, 2007	8.74	.34	(.19)	.15	(.34)	(.01)	(.35)	—	8.54	1.86	2,272	1.09	3.94	17.89
November 30, 2006	8.71	.34	.12	.46	(.34)	(.09)	(.43)	—	8.74	5.36	2,414	1.09	3.90	11.30
November 30, 2005	8.85	.32	(.05)	.27	(.32)	(.09)	(.41)	—	8.71	3.06	2,780	1.09	3.68	12.91

Class Y
May 31, 2010 **	$8.36	.19	.20	.39	(.19)	—	(.19)	—	$8.56	4.71 *	$4,550	.27 *[d]	2.23 *[d]	2.46 *
November 30, 2009	7.60	.36	.77	1.13	(.37)	—	(.37)	—	8.36	15.20	3,083	.59 [d]	4.49 [d]	18.18
November 30, 2008 †	8.51	.34	(.90)	(.56)	(.35)	—	(.35)	—	7.60	(6.82) *	888	.54 *	4.37 *	31.10

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to November 30, 2008.

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2010	<0.01%

November 30, 2009	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam New York Tax Exempt Income Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from December 1, 2009 through May 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2009, the fund had a capital loss carryover of $9,625,083 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$777,954	November 30, 2010

26,847	November 30, 2014

7,807,550	November 30, 2016

1,012,732	November 30, 2017

The aggregate identified cost on a tax basis is $1,087,874,328, resulting in gross unrealized appreciation and depreciation of $59,910,718 and $8,736,985, respectively, or net unrealized appreciation of $51,173,733.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.59% of the first $5 billion, 0.54% of the next $5 billion, 0.49% of the next $10 billion, 0.44% of the next $10 billion, 0.39% of the next $50 billion, 0.37% of the next $50 billion, 0.36% of the next $100 billion, and 0.355% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $45,723 as a result of this limit.

Effective March 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,114 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $800, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $93,512 and $83 from the sale of class A and class M shares, respectively, and received $4,976 and $961 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $49,351,605 and $26,909,251, respectively. There were no purchases or proceeds from sales of U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/10		Year ended 11/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	6,647,889	$56,155,102	9,367,497	$75,946,605

Shares issued in connection with
reinvestment of distributions	1,721,489	14,543,694	3,646,985	29,367,837

	8,369,378	70,698,796	13,014,482	105,314,442

Shares repurchased	(6,384,451)	(53,885,321)	(15,909,469)	(126,238,184)

Net increase (decrease)	1,984,927	$16,813,475	(2,894,987)	$(20,923,742)

	Six months ended 5/31/10		Year ended 11/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	157,552	$1,327,732	202,694	$1,622,547

Shares issued in connection with
reinvestment of distributions	28,064	236,700	86,555	692,274

	185,616	1,564,432	289,249	2,314,821

Shares repurchased	(695,689)	(5,872,387)	(1,636,135)	(13,072,323)

Net decrease	(510,073)	$(4,307,955)	(1,346,886)	$(10,757,502)

	Six months ended 5/31/10		Year ended 11/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	966,543	$8,163,250	1,332,992	$10,865,156

Shares issued in connection with
reinvestment of distributions	56,347	476,147	96,831	780,213

	1,022,890	8,639,397	1,429,823	11,645,369

Shares repurchased	(402,496)	(3,400,328)	(789,292)	(6,281,399)

Net increase	620,394	$5,239,069	640,531	$5,363,970

	Six months ended 5/31/10		Year ended 11/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	4,246	$35,799	13,390	$109,277

Shares issued in connection with
reinvestment of distributions	2,465	20,846	5,770	46,438

	6,711	56,645	19,160	155,715

Shares repurchased	(20,466)	(172,733)	(21,117)	(171,492)

Net decrease	(13,755)	$(116,088)	(1,957)	$(15,777)

	Six months ended 5/31/10		Year ended 11/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	219,744	$1,861,855	298,399	$2,405,319

Shares issued in connection with
reinvestment of distributions	5,902	49,929	8,473	68,559

	225,646	1,911,784	306,872	2,473,878

Shares repurchased	(62,542)	(530,602)	(54,947)	(450,989)

Net increase	163,104	$1,381,182	251,925	$2,022,889

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	96,440,538	4,533,491

Jameson A. Baxter	96,640,377	4,333,652

Charles B. Curtis	96,586,997	4,387,032

Robert J. Darretta	96,650,641	4,323,388

Myra R. Drucker	96,525,867	4,448,162

John A. Hill	96,611,754	4,362,275

Paul L. Joskow	96,621,218	4,352,811

Elizabeth T. Kennan	96,600,522	4,373,507

Kenneth R. Leibler	96,602,613	4,371,416

Robert E. Patterson	96,642,813	4,331,216

George Putnam, III	96,498,397	4,475,632

Robert L. Reynolds	96,650,101	4,323,928

W. Thomas Stephens	96,576,180	4,397,849

Richard B. Worley	96,571,475	4,402,554

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

67,396,736	2,391,976	3,503,017	27,682,300

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days or 30 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment
to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109	Richard B. Worley	Robert R. Leveille
Vice President and
Investment Sub-Manager	Officers	Chief Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	Mark C. Trenchard
London, England SW1A 1LD		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Marketing Services	Executive Vice President,
Putnam Retail Management	Principal Executive	Judith Cohen
One Post Office Square	Officer, Treasurer and	Vice President, Clerk and
Boston, MA 02109	Compliance Liaison	Assistant Treasurer

Custodian	Steven D. Krichmar	Wanda M. McManus
State Street Bank	Vice President and	Vice President, Senior Associate
and Trust Company	Principal Financial Officer	Treasurer and Assistant Clerk

Legal Counsel	Janet C. Smith	Nancy E. Florek
Ropes & Gray LLP	Vice President, Principal	Vice President, Assistant Clerk,
	Accounting Officer and	Assistant Treasurer and
Trustees	Assistant Treasurer	Proxy Manager
John A. Hill, Chairman
Jameson A. Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Ravi Akhoury	Assistant Treasurer
Barbara M. Baumann
Charles B. Curtis	Beth S. Mazor
Robert J. Darretta	Vice President
Myra R. Drucker
Paul L. Joskow	James P. Pappas
Kenneth R. Leibler	Vice President

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA051 262148 7/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: July 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2010